EXHIBIT 23.3
                          INDEPENDENT AUDITORS CONSENT



The Board of Directors
Webster Financial  Corporation:

We consent to the use of our reports incorporated herein by reference and to the references to our firm under the heading "Experts" in the Prospectus.



Hartford, Connecticut
October 16, 1998